UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

March 21, 2006

ASTRO-MED, INC

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

COMMISSION FILE NUMBER                0-13200

RHODE ISLAND	05-0318215
(STATE OR OTHER JURISDICTION OF	(IRS EMPLOYER IDENTIFICATION
INCORPORATION OR ORGANIZATION)	NUMBER)

600 EAST GREENWICH AVENUE, WEST WARWICK, RI 02893

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(401-828-4000)

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 8.01. Other Events

On March 21, 2006, Astro-Med, Inc. issued a press release in which it announced that the Board of Directors, at their meeting on March 20, 2006, raised the quarterly cash dividend from $0.04 to $0.05 payable on April 3, 2006 to shareholders of record on March 24, 2006. A copy of the press release relating to such announcement, dated March 21, 2006, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit
Exhibit no.	Exhibit

99.1	Press Release dated March 21, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

DATE: March 21, 2006	ASTRO-MED, INC.

By:	s/ Joseph P. O’Connell
Joseph P. O’Connell
Vice President, Treasurer
and Chief Financial
Officer

INDEX TO EXHIBITS

	Exhibit No.	Exhibit
99.1	Press Release dated March 21, 2006